                                                                    Exhibit 10.9



                       STOCK PURCHASE AND SALE AGREEMENT
                       ---------------------------------

     THIS STOCK PURCHASE AND SALE AGREEMENT (together with any schedules, exhibits and attachments, collectively, the "Agreement") is made and entered into this 30th day of March, 2001, by and between PAYROLL COMPANY, INC., a corporation organized under the laws of the State of Tennessee whose address is 1321 Murfreesboro Road, Suite 100, Nashville, Tennessee 37217, ATTN: Michael Dobbs ("Buyer"); and CONCORD EFS, INC., a corporation organized under the laws of the State of Delaware whose address is 2525 Horizon Lake Dr., Memphis, Tennessee 38133, ATTN: Marcia Heister, Esq. ("Seller").

                             W I T N E S S E T H:

     WHEREAS, Buyer desires to acquire from Seller, and Seller desires to sell to Buyer, all of the issued and outstanding common stock of Pay Systems of America, Inc., a Tennessee corporation, as defined in Section 2.1, on the terms, conditions and provisions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements, covenants, representations and warranties hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Seller and Buyer hereby agree as follows:

                                   ARTICLE 1

                                 CLOSING DATE
                                 ------------

     1.1 The purchase and sale of the Stock will be consummated at 2 p.m., CST, on March 30, 2001 ("Closing"). The Closing will be held at the offices of Wyatt, Tarrant & Combs, LLP, 1715 Aaron Brenner Drive, Suite 800, Memphis, Tennessee 38120 or at such other location as Buyer and Seller may agree. The date and time of the Closing is hereinafter called the "Closing Date."

     1.2 Seller and Buyer shall use their best efforts, good faith and due diligence to promptly satisfy all conditions to the respective obligations of the parties hereto in order to consummate the transactions contemplated by this Agreement on or before the Closing Date, or, if the parties are unable after using such best efforts to close on such date, to close as soon thereafter as is reasonably practicable.

                                   ARTICLE 2

                                   THE STOCK
                                   ---------

     2.1 Subject to the fulfillment of the conditions specified herein, at the Closing Seller shall sell, convey, assign, transfer and deliver to Buyer and Buyer shall purchase, receive and assume from Seller all of Seller's right, title and interest in and to all of the issued and outstanding common stock of Pay Systems of America, Inc., a Tennessee corporation ("PSA"), to-wit:
Certificate No. 21, for 100 shares , no par value, issued December 12, 1997, in the name of the Seller ("Stock"). The Stock shall be conveyed by Seller free and clear of all mortgages, liens, charges, claims, and encumbrances, security interests, and rights of other persons of any nature whatsoever.

                                   ARTICLE 3

                         PURCHASE PRICE AND ALLOCATION
                         -----------------------------

     Purchase Price. The aggregate purchase price ( "Purchase Price") for the
     --------------
Stock shall be TWO MILLION TWO HUNDRED THOUSAND and NO/100 DOLLARS ($2,200,000.00), payable by Buyer to Seller as follows:

     3.1 At the Closing, Buyer shall pay to Seller in collected funds, the sum of $800,000.00;

     3.2 At the Closing, Buyer shall deliver to Seller Buyer's full recourse promissory note in the face amount of $1,400,000.00 ("Deferred Purchase Price") in the form and content set forth in Exhibit "A" attached hereto ("Buyer's Note"). The Deferred Purchase Price shall bear interest at six percent (6%) per annum. Accrued but unpaid interest shall be payable, unless sooner matured, on the same day and date as the principal installments next provided. Principal shall be payable in two (2) annual installments of $700,000.00 each. Payment of the Deferred Purchase Price shall be unconditionally guaranteed by Douglas C. Altenbern pursuant to a written guaranty agreement the form and content of which is attached as Exhibit "B" attached hereto.

     Absent adverse financial consequences to Seller, with respect to the acquisition of the Stock, Buyer shall have the option to make a timely election under Section 338(g) of the Internal Revenue Code of 1986 ("Code") and, if requested by Buyer, Seller and Buyer shall jointly make an election under
Section 338(h)(10) of the Code (and any corresponding elections under state or local tax law) (collectively, a "Section 338(h)(10) Election"). Seller and Buyer shall (i) take, and cooperate with each other to take, all actions necessary and appropriate (including filing such forms, returns, elections schedules and other documents as may be required) to effect and preserve a timely Section 338(h)(10) Election in accordance with Section 338 of the Code and the Temporary Regulation thereunder, or any successor provisions as promptly as practicable following the Closing Date, but not later than the date which is the latest date for making such Section 338(h)(10) Election, and from time to time thereafter, and (ii) if such election is made, Seller and Buyer shall report the sale of the Shares pursuant to this Agreement consistent with the Section 338(h)(10) Election and shall take no position contrary thereto or inconsistent therewith in any Tax Return, any discussion with or proceeding before any taxing authority, or otherwise. In the event of adverse financial consequences to Seller, Buyer may make such Section 338(h)(10) Election, but Buyer shall make Seller whole in respect of the adverse financial consequences.

                                   ARTICLE 4

              REPRESENTATIONS WITH RESPECT TO UNREGISTERED STOCK
              --------------------------------------------------

         Buyer represents and undertake that:

         4.1 Buyer is acquiring the Stock for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act of 1933, as amended, (the "1933 Act") and the rules and regulations thereunder. None of the Stock will be transferred by or through any shareholder of Buyer in violation of the 1933 Act or any state securities laws. Buyer will indemnify Seller against any loss, liability or expense (including reasonable attorneys' fees and out-of-pocket expenses) incurred by Seller by reason of any breach by Buyer or any shareholder of Buyer of this Section 4.1.

         4.2 Buyer understands and acknowledges that Stock has not been registered under either the 1933 Act or any state securities laws and is being offered pursuant to exemptions under such laws. Buyer further understands that the Stock cannot be resold or otherwise transferred unless such shares are registered under the 1933 Act and any applicable state securities laws or unless exemptions from registration are available.

         4.3 Buyer understands and acknowledges that the sale, transfer, pledge, distribution or any other disposition of Stock will be restricted.

         4.4 Buyer understands that Buyer must bear the economic risk of investment in the Stock for an indefinite period of time because such shares have not been registered with the

               SEC under the 1933 Act or any state securities laws and, therefore, cannot be sold unless they are subsequently registered under the 1933 Act or any state securities laws or an exemption from registration is available.

                                   ARTICLE 5

               REPRESENTATIONS AND WARRANTIES OF SELLER AND PSA
               ------------------------------------------------

Seller and PSA, as applicable, represents and warrants as follows:

     5.1   Organization. Seller is a corporation duly organized, validly
           ------------
existing and in good standing under the laws of the state of Delaware, has the corporate power to own and sell its properties and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in every jurisdiction where qualification is necessary for the operation of its business. PSA is a corporation duly organized, validly existing and in good standing under the laws of the state of Tennessee, has the corporate power to own and sell its properties and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in every jurisdiction where qualification is necessary for the operation of its business. Seller certifies that the Articles of Incorporation and Bylaws of PSA furnished to Buyer pursuant to Section 9.1 hereof are true and correct of the Closing Date. The business of PSA is being and has been operated in all respects in compliance with the Articles of Incorporation and Bylaws of PSA.

     5.2   Authority Relative to Agreement. Seller has all requisite corporate
           -------------------------------
power and authority to enter into this Agreement and to carry out its obligations hereunder. This Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller according to its terms, except as may be limited by applicable bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or equitable principles relating to the granting of extraordinary remedies.

     The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Seller, and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement and the transactions contemplated hereby. Neither the execution and delivery of this Agreement by Seller, the consummation by Seller of the transactions contemplated hereby, nor the compliance by Seller with the terms and provisions of this Agreement will conflict with, violate or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation, by-laws, resolutions or authorities of Seller, or any statute, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority to which Seller is subject. The consummation of the transactions contemplated by this Agreement will not result in a breach of any agreement, contract, or commitment of Seller or constitute a default thereunder, or, with respect to any agreement, contract or commitment, give to others any rights or termination, cancellation or acceleration thereunder, and no indenture, instrument, agreement, contract or commitment to which Seller is a party will be violated or breached so as to prevent such consummation.

     No authorization, consent or approval of, or filing with, any public body or authority is or will be necessary for the execution, delivery or the performance of this Agreement by Seller or the consummation by Seller of the transactions contemplated by this Agreement, and the failure of the Seller to obtain such authorization, consent or approval from any public body or authority, if required, will not prevent the consummation by Seller of the transactions contemplated by this Agreement.

     5.3   Financial Statements. Seller has furnished Buyer with copies of PSA's
           --------------------
balance sheet and statement of income and expense (each being internally prepared) for the twelve (12) months ending December 31, 2000 and for the stub period ending February 28, 2001("Financial Statements").

     The Financial Statements (a) are based on the books and records of PSA, (b) represent fairly and accurately the financial position of PSA as of the date indicated and the results of operations for the respective periods indicated, and (c) have been prepared in accordance with generally accepted accounting principles consistently applied. PSA has no liabilities or obligations of any nature (whether know or unknown and whether absolute, accrued, contingent or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements and current liabilities incurred in the ordinary course of business since the respective dates thereof.

     5.4   Stock Title. Seller has good and marketable title to the Stock, free
           -----------
and clear of any lien, claim, encumbrance, security interest or rights of third parties. The Stock represents all of the issued and outstanding stock of PSA, whether common, preferred or otherwise, and the Stock is fully paid and non-assessable. Except as otherwise set forth in this Agreement, there are no contracts related to the issuance, sale or transfer of any stock or other securities of PSA. None of the outstanding shares or other securities of PSA were issued in violation of the 1933 Act or any federal, state, local or municipal administrative order, constitution, law, ordinance, principle of common law, regulation or state statute.

     5.5   Insurance. Insurance coverages shall be maintained by PSA through the
           ---------
Closing Date in amounts which are deemed to be adequate by Seller and PSA, which provide coverage in accordance with industry norms. All of the policies of insurance are currently in force, and there has been no failure to give any notice or to present any claim under any such insurance policy when due and in a timely fashion.

     5.6   Trademarks, Copyrights, Etc. PSA owns, free and clear of any lien,
           ----------------------------
claim, encumbrance, security interest or rights of third parties, all United States and foreign trademarks (registered and common law), trademark applications, service marks, trade names, and copyrights (collectively, "Intellectual Property") indicated on its Financial Statements, and (b) licenses and other agreements (including, but not limited to, any agreements, undertakings or priority declarations of a restrictive nature with any third person or entity) relating to Intellectual Property, copies of which have been delivered to Buyer. The Intellectual Property includes and consists of all such property described therein that is necessary for the operation of PSA's business as it is currently conducted. In connection with the deliveries required by this Section, Seller shall provide, or cause PSA to provide, to Buyer (i) for each trademark, a statement reciting the trademark application serial number or the trademark registration number, the trademark class of services covered (based on the International classification of goods and services), the specific services covered and the trademark expiration date for each country in which a trademark has been registered, (ii) for each common law trademark, the information equivalent to that required to be provided to Buyer under clause (i) immediately above, (iii) for each service mark, a statement reciting the service mark serial number or the service mark registration number, the service covered and the service mark expiration date for each country in which a service mark has been registered, and (iv) for each copyright, a statement reciting the copyright registration number and the copyright expiration date for each country in which a copyright has been registered.

     PSA is the absolute owner (or licensee, as applicable) of the Intellectual Property, together with the goodwill of the business connected with the use of and symbolized by same. None of the Intellectual Property is involved in any pending or threatened lawsuits or administrative actions in the United Stated of America or in any other country. Neither Seller nor PSA has received any notice of invalidity or infringement of or conflict with the rights of others with respect to such Intellectual Property. Seller and PSA have taken all necessary, reasonable and prudent steps to protect the Intellectual Property from infringement by any other firm, corporation, association or person. To the best of Seller's and PSA's knowledge, no other firm, corporation, association or person (a) has the right to use any such Intellectual Property in commerce within the United States of America and in any of the other jurisdictions of registration or use on the services on which they are now being used either in identical form or in such near resemblance thereto as to be likely, when applied to the services of any such firm, corporation, association or person, to cause confusion with Seller's trademarks or to cause a mistake or to deceive, (b) is claiming any ownership of or right to use such Intellectual Property, or (c) is infringing upon any such Intellectual Property in any way. PSA is not, to the best of PSA's knowledge, infringing any trademark, service mark, trade name or copyright in the United States or any other country.

     5.7   Labor Relations. Seller and PSA have delivered to Buyer a list of all
           ---------------
persons receiving compensation from PSA (either directly or indirectly) in connection with the business of PSA and a description of all compensation arrangements affecting each of them. PSA has complied with all applicable laws, rules and regulations relating to the employment of labor, including, but not limited to, those relating to wages, hours, health and safety, unfair labor practices, discrimination and payment of social security and all employment related taxes. Neither Seller nor PSA has incurred any liability for any arrears of wages or any tax penalty for failure to comply with any of the foregoing. As of the date hereof there are no controversies pending or threatened between PSA and any of its employees. There is no union campaign or organizational activity being conducted to solicit cards from PSA's employees to authorize a labor union to request a National Labor Relations Board certification election with respect to any PSA employees. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will cause Buyer, on or after the Closing Date, to assume, maintain or be responsible for any of the foregoing or any relationship or contracts with any group of PSA's employees or any labor organization.

     To the knowledge of PSA and Seller, no employee or director of PSA is a party to is otherwise bound by any agreement or arrangement, including any confidentiality, non-competition or proprietary rights agreement between such employee or director and any other person ("Proprietary Rights Agreement") that in any way adversely affect or will affect: (i) the performance of his or her duties as an employee or director of PSA, or (ii) the ability of PSA to conduct its business, including any Proprietary Rights Agreement with PSA by any such employee or director. To PSA's knowledge, no director, officer or management employee of PSA has given notice, whether written or oral, to PSA's personnel office to terminate his or her employment with PSA.

     5.8   Employee Benefit Plans. Seller and PSA have delivered to Buyer copies
           ----------------------
of all (a) employee pension or welfare benefit plans, as defined in Article 3 of ERISA, and any trust related thereto that are maintained by or for PSA and its employees or to which PSA contributes, has contributed or to which PSA is obligated to contribute (by contract or otherwise) on behalf of its employees or other persons, (b) deferred compensation, bonus, employee stock plan or other such arrangements or commitments, that are maintained by or for PSA and its employees or to which

Seller contributes, has contributed or to which PSA is obligated to contribute (by contract or otherwise) on behalf of its employees or other persons, and (c) any determination letters issued by the Internal Revenue Service or the Pension Benefit Guaranty Corporation relating to (a) or (b) above.

     With regard to any employee benefit plans maintained by PSA, and with regard to any employee benefit plan which is not maintained by PSA but to which PSA contributes or is required to contribute (by contract or otherwise), the execution and delivery of this Agreement by Seller and PSA and the consummation of the transactions contemplated hereby do not constitute and will not result in any "prohibited transaction" within the meaning of the ERISA or Article 4975 of the Internal Revenue Code, as amended (the "Code"). PSA has not incurred any liability to the Pension Benefit Guaranty Corporation. Neither any of the benefit plans for employees currently maintained by PSA nor any trust or trusts thereunder, and any of the foregoing not maintained by PSA but to which PSA contributes or is required to contribute (by contract or otherwise), have been terminated or have incurred any "accumulated funding deficiency," as such term is defined in Article 302 of ERISA or Article 412 of the Code (whether or not waived), nor have there been any unreported "reportable events," as such term is defined in Article 4043 of ERISA, with respect thereto, since the effective date of ERISA, nor do any such plans or trusts maintained by PSA or any such plans or trusts not maintained by PSA but to which PSA contributes or is required to contribute (by contract or otherwise) have any liability for unfunded vested accrued benefits. Any PSA benefit plans or any trust or trusts related thereto which have been terminated have been terminated in accordance with all applicable laws and regulations and have not incurred any "accumulated funding deficiency." Neither execution of this Agreement nor the consummation of the transactions contemplated hereby will cause Buyer to be responsible for any obligation or liability (with respect to accrued benefits or otherwise) to any employee of PSA or to the Pension Benefit Guaranty Corporation in respect of any such plans and agreements or any trust or trusts thereunder, including any such plans, agreements or trusts which have been terminated prior to the date hereof.

     5.9  Litigation. This Section briefly describes all actions, suits,
          ----------
proceedings, claims, complaints, and investigations pending or threatened against PSA at law or in equity and before or by any federal, state, foreign or other governmental body or any arbitration board in the United States of America or anywhere else, or any claims or complaints made before or to any governmental entity, to-wit:

     Complainants concerning payroll services provided by PSA to R.M.D. Corporation, a corporation with offices in Kentucky, and their affiliated restaurants (collectively, "RMD Corporation") have arisen from RMD Corporation. Controversy centers around payroll reporting for wage and hour employees.

     There are no judgments, orders, injunctions or decrees entered against PSA which do or will limit, restrict or regulate its business in any respect. Except as set forth in this Section 5.9, to PSA's and Seller's knowledge, there is no material pending actions, suits, proceedings, claims, complaints or investigations pending, nor have such been threatened and in no event has any matter occurred or circumstances exist that may give rise to or serve as a basis for the commencement of any such actions.

     Except as set forth in this Section 5.9, the relationship of PSA with its customers is, to PSA's and Seller's knowledge, satisfactory and neither PSA nor Seller has received any notice of any intention to terminate or adversely modify any material term with respect to such relationship.

     5.10 Compliance with Laws. The business of PSA is being and has been
          --------------------
operated in all respects in compliance with all applicable laws, rules, regulations and policies. PSA has filed in a timely fashion all reports with respect to its business which are required by law and has paid all amounts which may be due with respect thereto or thereunder. PSA has not been notified by any regulatory authority that it was or is in violation of any statute, ordinance, regulation or order, which has application to its business, and, to the best of PSA's knowledge, there is no violation of any such law, ordinance, regulation or order which would result in any obligation, loss or expense to PSA or to Buyer from and after the Closing Date. All governmental licenses and permits necessary to the conduct of PSA's business are in force and effect and no unresolved violations are or have been recorded with respect to any such license or permit, and no proceeding is pending or threatened to revoke or limit any license or permit. There are no inspection reports or similar communications issued or released by any federal, state or local governmental agency in the United States (and by any foreign governmental agency) relating to the business or properties of PSA and which asserts a deficiency not yet corrected or a matter still in dispute. Neither Seller nor PSA is aware of any proposed law, regulation, order or guideline which would cause the business of PSA to be conducted in a different manner than it is currently conducted by PSA.

     5.11 Delivery of Services. The services sold by PSA and its delivery
          --------------------
systems are in accordance with all applicable laws and regulations, including, but not limited to, the laws and regulations of the laws of the jurisdictions in which such services are performed and delivery systems are maintained. Neither the services performed nor the delivery systems maintained are considered to be hazardous, harmful or are regulated by the Environmental Protection Agency ("EPA") or

Occupational Health and Safety Administration ("OSHA") or are harmful to the health and safety of PSA's employees.

     5.12 Conduct of Business. PSA has not done or agreed to do any of the
          -------------------
following: (a) incur, assume, guarantee or become subject to or surety on any indebtedness or obligation relating to any lending or borrowing or any other liability or commitment, except current liabilities and commitments incurred in the ordinary course of business; (b) pay any obligation or liability other than
(i) in the ordinary course of business, (ii) current liabilities reflected or disclosed in the Financial Statements, or (iii) current liabilities incurred in the ordinary course of business since January 1, 2001; (c) enter into any contact or transaction other than in the ordinary course of business; (d) introduce any new or changed method of management, compensation, employee benefits, personnel, operation or accounting with respect to its business or any of the properties or rights applicable thereto; (e) conduct its business other than in the ordinary course consistent with past practices including the production, promotion and sale of services; (f) merge or consolidate with any other corporation or acquire all or substantially all of the stock or business or assets of any other person, firm, association, corporation or business organization, or agree to do any of the foregoing; (g) sell, encumber, assign or transfer any Intellectual Property; or (h) except for rights related to this Agreement, waive any contractual right.

     Except as expressly permitted by this Agreement, between the date hereof and the Closing Date, PSA shall not, without the prior written disclosure to and written consent of Buyer, do any of the matters listed in the preceding paragraph of this Section.

     5.13 Accounts Receivable. The amounts which have been or will be shown for
          -------------------
accounts receivable and allowances therefore on the Financial Statements and on the books and records of PSA as of the Closing, have been and will be determined as individual line items in accordance with generally accepted accounting principles consistently applied. All accounts receivable shown on the Financial Statements arose in the normal course of business and, to the knowledge of Seller and PSA, are not subject to any counterclaims or setoffs.

     5.14 Disclosure. The information contained in the Schedules and documents
          ----------
delivered to Buyer pursuant to this Agreement does not contain any untrue statement of a fact, or omit to state a fact necessary to make the statements contained therein not misleading. Notwithstanding the provisions of this Section, no error or omission in any Schedule or document delivered pursuant to this Agreement shall be deemed to violate this Section, if such error or omission is corrected and disclosed in writing specifically as the correction of an error or the disclosure of an omission in any subsequent document delivered to Buyer in accordance with this Section at least fifteen (15) days prior to the Closing Date and which is not objected to by Buyer within ten (10) days of Buyer's receipt thereof.

                                  ARTICLE 6

                           REPRESENTATIONS OF BUYER
                           ------------------------

     Buyer represents and warrants as follows:

     6.1  Organization and Qualification. Buyer is a corporation duly organized,
          ------------------------------
validly existing and in good standing under the laws of the state of Tennessee and has all requisite corporate power and authority to enter into and carry out its obligations hereunder. This Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against it according to its terms, except as may be limited to applicable bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or equitable principles relating to the granting of extraordinary remedies. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the governing bodies and other similar authorities of Buyer, and no other proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. None of the execution and delivery of this Agreement by Buyer, the consummation by Buyer of the transactions contemplated hereby or the compliance by Buyer with the terms and provisions hereof, will conflict with or result in the breach of any of the terms, conditions or provisions of the organizational or other governing agreements, documents or instruments or other similar authorities of Buyer or of any statute, judgment, order, injunction, decree, regulation or ruling of any court of governmental authority to which Buyer is subject. No indenture, instrument, agreement, contract or commitment to which Buyer is a party will be violated or breached so as to prevent the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. No authorization, consent or approval of, or filing with, any public body or authority is necessary for the consummation by Buyer of the transactions contemplated by this Agreement.

                                  ARTICLE 7

                     ADDITIONAL AGREEMENTS BY THE PARTIES
                     ------------------------------------

     7.1  Consents. Each party agrees to use its best efforts, good faith and
          --------
due diligence to obtain, prior to the Closing Date, any consents required to consummate the transactions contemplated by this Agreement, which shall be in a form and substance reasonably satisfactory to the other party.

     7.2  Maintain Subject Business as a Going Concern. Through the Closing
          --------------------------------------------
Date, Seller shall maintain PSA and business of the PSA in accordance with past practices and sound business judgment and preserve the goodwill of the employees, customers and others having business relations with Seller.

     7.3  Employee Benefits. Seller shall continue to be responsible for the
          -----------------
administration and payment of all PSA employee benefit claims including, but not limited to holidays, vacations, retirement, long-term disability, workers' compensation, medical or life insurance claims (i) for all of PSA's employees which are pending or exist as of the Closing Date, (ii) for all of PSA's employees who are or become retired or terminated before the Closing Date with respect to disability, illness or any other state of facts occurring prior to the Closing Date, and (iii) for all employees of PSA (or their eligible dependents) with respect to any state of facts occurring prior to the Closing Date.

     7.4  Employee Options. Options for the purchase of securities issued by
          ----------------
Seller for the following listed employees shall be vested in such employees on the Closing Date, to-wit:

          Employee:                          Options:
          --------                           -------
          Rebecca Williams                     7,125
          Joe Bryan Ray                        7,125
          Jean Pierce                          7,125
          Michael Dobbs                       17,314

                                   ARTICLE 8

                             RIGHT TO INVESTIGATE
                             --------------------

     8.1 Buyer's principal officers, directors and employees are currently principal officers, directors and employees of PSA and, as such, have been and are currently primarily responsible for the Financial Statements and, generally, the business of PSA. Buyer and its principal officers, directors and employees have had full and complete access to the offices, properties, books, contracts and records of PSA and Buyer and its principal officers, directors and employees have had a reasonable opportunity to investigate and fully audit the operations and assets of PSA. In the event of the termination of this Agreement, Buyer shall deliver, or cause to be delivered, to Seller all documents, work papers and other material obtained by Buyer or on its behalf, from PSA, and all copies thereof, whether so obtained before or after the execution of this Agreement, and shall not itself use, directly or indirectly or through any subsidiary, any information so obtained, or otherwise obtained from PSA, or in connection herewith (unless such information is generally known in the industry or was acquired after the date hereof from a third party having a bona fide right to provide the same to Buyer), and shall endeavor to keep all such information confidential.

                                   ARTICLE 9

                 CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
                 --------------------------------------------
     The obligations of Buyer are subject to the conditions that:

     9.1  Corporate Authorization. On or before the Closing Date, Seller will
          -----------------------
have furnished to Buyer (i) a certificate of existence of the Seller issued by the Delaware Secretary of State and (ii) a copy, certified by the Secretary of Seller, of resolutions duly adopted by the Board of Directors of Seller which constitute all necessary corporate authorization for the consummation by Seller of the transactions contemplated by this Agreement. On or before the Closing Date, Seller shall furnish, or cause PSA to furnish, to Buyer (i) a certificate of existence of PSA issued by the Tennessee Secretary of State, (ii) a complete copy of Articles of Incorporation of PSA issued by the Tennessee Secretary of State, and (iii) a complete copy of the Bylaws of PSA certified by the Secretary of PSA as being true, correct and complete.

     9.2  Representations and Warranties. The representations and warranties of
          ------------------------------
Seller and PSA, as applicable, contained in this Agreement will have been true and correct when made and will be true and correct at and as of the Closing Date. Seller and PSA will have performed or complied in all respects with all terms, agreements, covenants and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing Date. Buyer will have received a certificate, dated the Closing Date and executed on behalf of Seller, to the effect that the foregoing conditions have been satisfied, which certificate shall be in a form and substance reasonably satisfactory to Buyer.

     9.3  Absence of Changes. During the period from the date of this Agreement
          ------------------
to the Closing Date, there will not have been any loss of or damage to the assets of PSA which has not been repaired or replaced by PSA in accordance with past practices of PSA, or any adverse change in the financial condition, business, prospects, results of operations or assets of PSA. Prior to the Closing Date, Seller agrees to notify Buyer in writing of any such loss, damage or adverse change, and at the Closing Seller shall deliver to Buyer a certificate that there has been no such loss, damage or adverse change.

     9.4  Consents. On or prior to the Closing Date, Seller shall have obtained
          --------
the necessary consents referred to in Section 7.1, which shall be in a form and substance reasonably satisfactory to Buyer.

     9.5  Legal Opinion. Buyer shall have received an opinion, dated the Closing
          -------------
Date, of Wyatt, Tarrant & Combs, LLP, counsel for Seller, as to such matters as are usual and customary in the sale of stock.

     9.6  Legality; Litigation Affecting Closing. There shall exist no
          --------------------------------------
applicable law, rule, regulation, order, judgment or injunction the effect of which is to prohibit the consummation of the transactions contemplated by this Agreement. No suit, action or other proceeding shall be pending or actually threatened before any court or governmental agency which seeks to restrain or prohibit the consummation of the transactions contemplated hereby, and no formal investigation that might eventuate in any such suit, action or proceeding shall be pending.

     9.7  Other Documents. Subject to the fulfillment of all of the conditions
          ---------------
set forth in this Article 9and the delivery of all certificates and opinions required hereby, except such conditions, certificates, and opinions as may be waived by the parties, on the Closing Date Seller shall deliver to Buyer all original certificates for the Stock, duly endorsed (or accompanied by appropriate stock powers), and other good and sufficient instruments of transfer and conveyance, and releases, satisfactions, and termination statements from secured parties, as may be necessary to transfer to and vest in Buyer good, absolute, and marketable title to the Stock, free and clear of all pledges, claims, assessments, charges, liens, security interests, encumbrances, rights of others, and other restrictions.

                                  ARTICLE 10

                    CONDITIONS TO THE OBLIGATIONS OF SELLER
                    ---------------------------------------

         The obligations of Seller are subject to the conditions that:

     10.1 Corporate Authorization. On or before the Closing Date, Buyer will
          -----------------------
have furnished to Seller a copy, certified by the Secretary of Buyer, of resolutions duly adopted by the governing authorities of Buyer, which constitute all necessary corporate authorization for the consummation by Buyer of the transactions contemplated by this Agreement. On or before the Closing Date, Buyer shall furnish to Seller (i) a certificate of existence of Buyer issued by the Tennessee Secretary of State, (ii) a complete copy of Articles of Incorporation of Buyer issued by the Tennessee Secretary of State, and (iii) a complete copy of the Bylaws of Buyer certified by the Secretary of Buyer as being true, correct and complete.

     10.2   Representations and Warranties. The representations and warranties
            ------------------------------
of Buyer contained in this Agreement will have been true and correct when made and will be true and correct at and as of the Closing Date. Buyer will have performed or complied in all respects with all terms, agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date. Seller will have received a certificate, dated the Closing Date and executed on behalf of Buyer, to the effect that the foregoing conditions have been satisfied, which certificate shall be in a form and substance reasonably satisfactory to Seller.

     10.3   Consents. On or prior to the Closing Date, Buyer shall have obtained
            --------
the necessary consents referred to in Section 7, which shall be in a form and substance reasonably satisfactory to Seller. In respect of the two (2) lease agreements pertaining PSA's corporate offices located at Suites 100 and 105, Airport Executive Plaza, Nashville, Tennessee, Buyer and Seller shall either (i) procure a written release and discharge of the Seller from the lessor thereunder, or (ii) Buyer and Douglas C. Altenbern shall guarantee, in writing, to Seller PSA's performance of the two (2) lease agreements and Buyer shall promptly make application to and diligently pursue from the lessor a release of Seller therefrom. In the event Seller is not released from the two (2) lease agreements, neither Buyer nor PSA shall exercise any options to extend the term thereof past the current term expiration.

     10.4   Legal Opinion. Seller will have received an opinion, dated the
            -------------
Closing Date, of Buyer's counsel, as to such matters as are usual and customary in purchases of stock.

     10.5   Legality; Litigation Affecting Closing. There shall exist no
            --------------------------------------
applicable law, rule, regulation, order, judgment or injunction the effect of which is to prohibit consummation of the transactions contemplated by this Agreement. No suit, action or other proceeding shall be pending or threatened before any court or governmental agency which seeks to restrain or prohibit the consummation of the transactions contemplated hereby, and no formal investigation that might eventuate in any such suit, action or proceeding shall be pending.

     10.6   Payment of Purchase Price. On the Closing Date Seller shall receive
            -------------------------
the Purchase Price as provided for in Article 3.

                                  ARTICLE 11

                            POST-CLOSING AGREEMENTS
                            -----------------------

     11.1   Client Referral Program. Seller and its affiliates currently
            -----------------------
maintain a "client referral program" wherein sales representatives of Seller's affiliates identify potential prospects for the types of services offered by PSA and to be offered by PSA after Closing. Seller shall use its best efforts to cause its affiliates to continue the "client referral program" in respect of PSA and Buyer shall compensate the referring sales representative in accordance with past practices of PSA. Either Seller or Buyer may terminate this "client referral program" upon written prior notice to the other, but no termination shall extinguish the financial obligation of Buyer to compensate the referring sales representative as herein set forth.

     11.2   E-Mail and Telephone Systems. For a 60 day period following Closing,
            ----------------------------
Seller shall provide PSA voice mail and e-mail through Seller's systems at no charge. The 60 day period may be extended by written mutual agreement. Seller confirms that the current phone system in the possession of PSA is an asset of PSA. After Closing Seller shall assist PSA in defining requirements, evaluating alternatives and implementing a stand alone system; provided, however, such assistance shall be limited to systems of the type and nature currently employed by Seller. To assist PSA in the implementation of a stand alone system, Seller agrees to reimburse to PSA (i) PSA's out of pocket costs for the implementation, or (ii) $50,000, whichever is less; provided, however, such implementation and reimbursement must be made no later than December 31, 2001.

     11.3   ACH Transactions. EFS National Bank, an affiliate of Seller, is
            ----------------
currently providing certain processing services for PSA related to funds transfer through the ACH for direct deposits of payroll checks for PSA customers. Commencing on the Closing Date and continuing for two (2) calendar years, Seller shall cause EFS National Bank to continue to performs these services without charge to PSA; provided, the provider of these services shall be entitled to pass through to PSA any charges for such services assessed by a third party (such as the Federal Reserve).

     11.4   E-Reporting Project Completion. Seller is in the process of
            ------------------------------
developing a software program internally called "E-Reporting" and having specifications called "Functional Specifications Pay Systems on-line Payroll Reports, Version 1, August 31, 2000." Seller shall use reasonable efforts to complete (which includes internal testing and assistance through implementation into a production environment) the E-Reporting software program in accordance with existing Version 1 specifications and on a time line set forth therein or if not set forth therein on a time line which is usual and customary in the software development business. At completion, Seller shall convey the E-Reporting software program to PSA and shall make available to PSA a copy of all source code and documentation, all without charge. Seller shall make no representation or warranty in respect of the completed E-Reporting program and shall offer to PSA no maintenance, update or other obligation to continue improvement or enhancement thereof. PSA shall not be entitled to sub-license, re-market or otherwise distribute the E-Reporting software program to third parties using Seller's name as the developer of the program. Seller shall not be associated, in any respect, with PSA's prospective use and distribution of the program.

     11.5   Payment of Intercompany Debts. Seller has provided for the benefit
            -----------------------------
of PSA a payroll and accounts payable system whereby Seller pays such PSA payroll and payables and establishes a "due to" on the books and records of PSA. This "due to" account will vary from time to time, depending on timing of PSA payroll and payables. Buyer acknowledges that the final "due to" account shall be finally determined by Seller after Closing and Seller shall provide written notice thereof to Buyer. Buyer shall pay (or shall cause PSA to) pay Seller such "due to" amounts within fifteen (15) days from the date of the written notice. To the best of Seller's and PSA's knowledge, the final amount of the "due to" account is substantially consistent with prior reporting periods, incurred in the ordinary course of PSA business, and will not include any "extraordinary" intercompany charges. Any amounts due to PSA from Seller may be used by Buyer and PSA to off-set against the "due to" account.

     11.6   Non-Disclosure. From and after Closing Date, Seller agrees that it
            --------------
shall not disclose, use, give, or divulge to any third party confidential information contained in or comprising a part of the business of PSA, including but not limited to trade secrets, lists of customers, information relating to costs, profits or losses, pricing techniques, methods or other specialized information or data learned, acquired or coming to its knowledge in respect thereof.

     11.7   Depository services. EFS Federal Savings Bank ("EFS Bank"), an
            -------------------
affiliate of Seller, currently provides to PSA certain depository services for funds that PSA has on account with EFS Bank. Seller shall cause EFS Bank to continue the provision of these services; provided, however, EFS Bank and PSA shall enter into a written agreement defining the services and the relationship of the parties within 60 days following Closing; provided, further, however, that either EFS Bank or PSA may, at their election, discontinue such services on 15 day prior written notice to the other.

     11.8   Investment Services. EFS Bank currently provides certain investment
            -------------------
services to PSA. Buyer acknowledges and agrees that these investment services will discontinue at Closing and transition out within 10 days thereafter. Investment assets of PSA subject to such investment services shall remain the property of PSA.

     11.9   File Servers. Seller or an affiliate of Seller currently
            ------------
provides certain data processing services to PSA using a single dedicated Windows NT file server located at PSA's premises. Seller shall continue to provide these services to PSA through September 30, 2001 at no charge. Seller and PSA will cooperate to develop a mutually transition plan to discontinue these services by September 30, 2001. Buyer acknowledges that Seller bears no risk or liability in performing these services and Buyer indemnifies Seller from any claims thereunder, absent Seller's gross negligence or willful misconduct. As part of PSA assets, Seller shall convey, without charge, the single dedicated Windows NT file server currently in use by PSA to PSA on or prior to Closing.

     11.10  Office Space. Seller shall provide appropriate office space for one
            ------------
(1) employee of PSA at Seller's Memphis, Tennessee offices at no charge through December 31, 2001.

     11.11  Time and Attendance Reporting Program. Seller has developed a
            -------------------------------------
software program internally called "time and attendance reporting" ("EFSTA 10 Program"). Seller shall make the EFSTA 10 Program available to PSA on a non-exclusive basis without charge. Seller shall allocate a reasonable number of personnel to install the EFSTA 10 Program at Buyer's Nashville, Tennessee office. Seller makes no representation or warranty in respect of the EFSTA 10 Program and Seller shall not offer to Buyer maintenance, updates or other obligation to continue improvement or enhancement of the EFSTA 10 Program. Buyer acknowledges that Seller bears no risk or liability involving the sub-licensing or distribution of the EFSTA 10 Program, and Buyer indemnifies Seller from any and against any claims regarding this software.

     11.12   EFSTA 10 Program Terminals: Seller or an affiliate of Seller
             --------------------------
currently provides a service tp PSA of purchasing terminals and loading the EFSTA 10 Programs onto these terminals. Seller will continue to provide this service to PSA through December 31, 2001, at no charge to Buyer other than the actual costs associated with the terminal purchase; provided, however, that Buyer pays any invoices from Seller for these terminal purchasers within 30 days of receipt.

                                  ARTICLE 12

                                INDEMNIFICATION
                                ---------------

     12.1   Indemnification by Seller.
            -------------------------

            12.1.1 Seller agrees to indemnify and hold the Buyer, its respective directors, officers, employees, agents, consultants, advisors, shareholders and affiliates (collectively, the "Indemnified Persons") for and will pay to the Indemnified Persons the mount of any loss, liability, claim, damage, fines penalties, expense (including the costs of investigation and defense and reasonably attorney and accountant fees and expenses, court costs and all other out-of-pocket expenses) of diminution of value, whether or not involving a third party claim (collectively, "Damages"), arising directly or indirectly from or in connection with or arising from each of the following:

                 12.1.1.1 any claims by present or former employees of PSA (including leased employees) in connection with their employment with or at PSA prior to the Closing Date,

                 12.1.1.2 any other claims of whatever type or character based on any state of facts or circumstances regarding the business of PSA occurring or arising prior to the Closing Date, or

                 12.1.1.3 any other claims of whatever type or character arising from or as a result of any failure by Seller or PSA to perform any of its covenants or obligations contained in this Agreement or any breach of any warranty or the inaccuracy of any representation of Seller or PSA contained or referred to in this Agreement or in any certificate or document delivered by or on behalf of Seller pursuant hereto. Notwithstanding the foregoing to the contrary, indemnification for any claim brought by RMD Corporation based on facts or circumstances occurring or arising prior to the Closing Date shall continue until 60 days following termination of all such claims by expiration of the statute of limitations period or otherwise; provided, however that (i) PSA shall cooperate with Seller in providing documentation and other reasonable proof, including testimony, in defense of such claims and (ii) Seller shall control the claims defense, settlement, counsel and otherwise.

     The indemnifications provided in this Section 12.1.1 shall continue for one
(1) year following the Closing Date.

     12.2   Indemnification by Buyer. Buyer agrees to indemnify and hold
            ------------------------
harmless Seller, its respective directors, officers, employees, agents, consultants, advisors, shareholders and affiliates from and against any Damages directly or indirectly incurred by Seller in connection with, arising from or as a result of any failure by Buyer to perform its covenants and obligations contained in this Agreement or any material breach of any warranty or the material inaccuracy of any representation of Buyer contained or referred to in this Agreement or in any certificate, agreement, instrument or document delivered by or on behalf of Buyer pursuant hereto. The indemnifications provided in this Section 12.2 shall continue for one (1) year following the Closing Date.

     12.3   Notice of Claims. If any indemnified party believes that it has
            ----------------
suffered any Damages, such indemnified party shall so notify the indemnifying party in writing describing such Damages, the amount thereof, if known, and the method by which such Damages has been computed, all with reasonable particularity and containing a reference to the provisions of this Agreement or any certificate or document delivered pursuant hereto in respect of which such Damages shall have occurred. If any action at law or suit in equity is instituted by or against a third party with respect to which an indemnified party intends to claim any liability or expense as a Damages under this Article 12, such indemnified party shall promptly notify the indemnifying party in writing of such action or suit.

     12.4   Third-Party Claims. The indemnifying party shall conduct and
            ------------------
control, through counsel of its choosing, any third-party claim, action or suit, and such indemnifying party may compromise or settle the same, provided that such indemnifying party shall give the indemnified party at least twenty (20) days' advance written notice of any proposed compromise or settlement. If the indemnified party rejects the proposed settlement or compromise, it may then assume the conduct and control of the defense of the claim, action or suit, but in that event the indemnifying party shall not be responsible for any amount or obligation in excess of the amount of the settlement or compromise proposed by the indemnifying party and the indemnified party shall be responsible for all Damages from and after the time it assumes the conduct and control of the defense. Buyer and PSA shall cooperate with Seller in providing documentation and other reasonable proof, including testimony, in defense of claims of RMD Corporation referenced in Section 5.9 above and Buyer and PSA acknowledges that Seller shall control the RMD Corporation claims defense, settlement, counsel and otherwise. Should the indemnifying party decide not to conduct and control any such third-party claim, action or suit, the indemnified party may assume that conduct and control, and any compromise or settlement entered into by the indemnified party shall be binding upon the indemnifying party. In any such third-party claim, action or suit, the indemnifying party shall permit the indemnified party, if the indemnified party so elects, to participate in the defense of any such claim, action or suit through counsel chosen by the indemnified party, provided that the fees and expenses of such counsel shall be borne by the indemnified party. For purposes of this Section
12.4 the compromise or settlement of a third-party claim, action or suit shall include, with limitation, any recognition or admission of liability or responsibility.

     12.5   Payment of Damages. Payment in respect of any indemnification shall
            ------------------
be accompanied by an amount equal to interest on such payment for the period from the date the Loss or Expense was incurred to the date of payment at a rate per annum (on the basis of a 360-day year) equal to the composite prime rate set forth in The Wall Street Journal, Money Rates, in effect from time to time
         -----------------------
during such period.

                                  ARTICLE 13

                USE OF NAMES AND NON-SOLICITATION OF CUSTOMERS
                ----------------------------------------------

     From and after the Closing, Seller shall not (i) use any of the names, trademarks, service marks, trade names or copyrights of PSA, or (ii) solicit any customer of PSA for the provision of the same or similar services provided by PSA on the Closing Date.

                                  ARTICLE 14

                                     TAXES
                                     -----

     14.1 Buyer shall pay any applicable sales, documentary, use, filing, transfer or other taxes required to be paid in connection with the transfer of the Stock to Buyer. All other taxes on the ownership of the Stock that are payable prior to the Closing Date shall be paid by Seller and all such taxes payable on or after the Closing Date shall be paid by Buyer. Notwithstanding the provisions of this Section, any taxes payable on or measured by the net income of Buyer or Seller (including income and net worth taxes), imposed or levied by or payable to any federal, state or local taxing authority, shall be paid or payable by the party upon which such taxes are imposed or levied.

                                  ARTICLE 15

                            SURVIVAL OF OBLIGATIONS
                            -----------------------

     15.1 All representations, warranties, covenants and obligations contained herein as to Seller, PSA and as to Buyer shall continue for one (1) year after the Closing Date. No information contained in any documents delivered to a party hereto, whether before or after the date hereof and whether or not pursuant to this Agreement, shall limit the right of a party hereto to rely upon the representations, warranties, covenants and obligations made by another party hereto.

                                  ARTICLE 16

                 TERMINATION, AMENDMENT, ASSIGNMENT AND WAIVER
                 ---------------------------------------------

     16.1   Termination. This Agreement may be terminated at any time prior to
            -----------
the Closing Date:


            16.1.1   by mutual consent of Seller and Buyer; or

            16.1.2 by either party upon a breach of this Agreement by the other party, which breach is not cured within ten (10) days after written notice thereof.

     16.2   Effect of Termination. In the event of any termination of this
            ---------------------
Agreement, neither of the parties to this Agreement will have any liability to the other except for any breach of any of the provisions of this Agreement.

     16.3   Amendment and Assignment. This Agreement may be amended only by an
            ------------------------
instrument in writing signed on behalf of each of the parties hereto. This Agreement may not be assigned by either Seller or Buyer, provided, however, that Buyer shall have the right to assign this Agreement and its rights hereunder to any affiliated or subsidiary corporation; provided, further, however, (i) such assignment shall be in writing, (ii) signed by the assignee, and (iii) a true and complete copy thereof shall be delivered to Seller promptly following execution thereof. No assignment by Buyer of this Agreement shall relieve Buyer of its obligations herein. After any such assignment by the Buyer, Seller shall be entitled to deal directly with the assignee to the exclusion of the Buyer.

     16.4   Extension; Waiver. The parties hereto may (i) extend the time for
            -----------------
the performance of any of the obligation or other acts of the other parties hereto; or (ii) waive any breach in the representations, warranties, covenants, terms and conditions contained in this Agreement, except that such waiver shall in no way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every representation, warranty, covenant, term or condition of this Agreement.

                                  ARTICLE 17

                               COMMISSION; FEES
                               ----------------

     Seller represents and warrants that no broker or finder is entitled to any brokerage or finder's fees or other commission or fee from Seller based upon arrangements made by or on behalf of Seller with respect to the transactions contemplated by this Agreement. Buyer represents and warrants that no broker or finder is entitled to any brokerage or finder's fees or other commission or fee from Buyer based upon arrangements made by or on behalf of Buyer with respect to the transactions contemplated by this Agreement.

                                  ARTICLE 18

                                   EXPENSES
                                   --------

     Unless otherwise specified herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                                  ARTICLE 19

                            NO PUBLIC ANNOUNCEMENT
                            ----------------------

     Neither Seller nor Buyer shall, without the prior approval of the other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extend that either party shall be so obligated by law and except as Seller may be required to do so by regulations of the Securities and Exchange Commission or the New York Stock Exchange, in which case the other party shall be so advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued.

                                  ARTICLE 20

                                  COOPERATION
                                  -----------

     20.1 Both before and after the Closing, each of the parties hereto shall cooperate with the other in every way in making all necessary filings, obtaining all necessary consents and approvals, governmental or otherwise, and in carrying out the transactions contemplated hereby, and delivering instruments to perfect the conveyances, assignments and transfers contemplated hereby and in delivering all documents and instruments deemed reasonably necessary or useful by counsel for any party hereto. The parties hereto agree with each other that after the Closing Date they will grant to each other and their agents access, during normal business hours and upon reasonable notice, to any books, records and personnel then in their possession to the extent that such access is shown to be needed for tax, accounting, investigation of claims, or other reasonable purposes.

     20.2 Mark Bennett (the "Consulting Employee"), an employee in the Memphis office of PSA, shall be re-assigned to an affiliate of Seller at Closing. For a maximum four (4) month period following Closing Date, Seller shall cause the Consulting Employee to be available to PSA to assist in the transition of PSA from Seller to Buyer. The Consulting Employee shall serve as sales manager of PSA and shall devote 100% of his time and effort to the work of PSA and shall, during such assignment, have no responsibility or duties to Seller. Buyer shall reimburse Seller or the affiliate of Seller maintaining the employment of the Consulting Employee for all payroll costs and expenses incurred by the employer thereof. Such reimbursement shall be made by Buyer within five (5) days following submission to Buyer of an invoice therefor reasonably detailing the costs and expenses.

                                  ARTICLE 21

                       PASSAGE OF TITLE AND RISK OF LOSS
                       ---------------------------------

     21.1 Legal and equitable title with respect to PSA shall not pass to Buyer until the Stock is transferred to Buyer at the Closing. The risk of any loss damage or destruction to any of PSA from fire or other casualty or cause shall be borne by the Seller at all times prior to the Closing and thereafter by Buyer. Upon the occurrence of any material loss or damage to any of the assets of PSA as a result of fire or other casualty or cause prior to Closing, Seller shall notify Buyer of same in writing immediately stating with particularity the extend of such loss or damage incurred, the cause thereof if known and the extend to which restoration, replacement and repair of the assets lost or destroyed will be reimbursed under any insurance policy with respect thereto.

     21.2 Seller shall repair or replace same as soon as possible after the loss or damage and shall use best efforts to restore same as promptly as possible. The Closing Date shall be extended if necessary for up to thirty (30) days to permit such repair or replacement and the termination date contained in this Agreement shall be tolled during this period. If repair or replacement cannot be accomplished within thirty (30) days, then Buyer may elect, at its sole option, to:

            21.2.1   Terminate this Agreement;

            21.2.2 Postpone the Closing Date and again toll the termination date of this Agreement until such time as the assets have been completely repaired, replaced or restored (which restorations shall be made in a manner consistent with past practices of Seller), unless the same cannot be reasonably effected within five (5) months of notification, in which case either party may terminate this Agreement; or

            21.2.3 Close and accept the assets in its "then" condition, in which event Seller shall assign or cause to be assigned all rights under any insurance claims covering the loss and pay over or cause to be paid over any proceeds under any such insurance policies received by Seller with respect thereto together with an amount equal to the difference between the amount of such proceeds and the cost of repair or replacement to the party or parties entitled to have received such assets.

                                  ARTICLE 22

                            WAIVER, DISCHARGE, ETC.
                            ----------------------

          This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized officers of representatives. The failure of any party thereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. The illegality or partial illegality of any provision of this Agreement in any country shall not affect the validity of this Agreement or any provision hereof in any other country.

                                  ARTICLE 23

                             TRANSITION ASSISTANCE
                             ---------------------

     After the Closing Date, Seller shall provide Buyer with reasonable assistance in order to permit an orderly transition of ownership of PSA and to allow Buyer to continue normal operations with respect to PSA.

                                  ARTICLE 24

                                    NOTICES
                                    -------

     24.1 All notices and other communications hereunder will be in writing and will be deemed given if delivered personally, sent by expedited delivery service or mailed by registered or certified mail (return receipt requested) to the parties at the addresses set forth in the premises (or at such other address for a party as may be specified by like notice).

                                  ARTICLE 25

                                INTERPRETATION
                                --------------

     Unless otherwise specified, all references to Articles, Sections, Exhibits or Schedules herein are references to Articles, Sections, Exhibits or Schedules hereof or hereto. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

                                  ARTICLE 26

                                 MISCELLANEOUS
                                 -------------

     26.1 This Agreement (including the Exhibits, Schedules, documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) is not intended to confer upon any other person or entity, other than a party hereto, any rights or remedies hereunder; (c) except as permitted herein otherwise, shall not be assigned by operation of law or otherwise; and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Tennessee, governing contracts made and performed in that State. This Agreement may be executed in two or more counterparts which together will constitute a single instrument.

                     (signatures of parties on next page)



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CONCORD EFS, INC.                           PAYROLL COMPANY, INC.


By: /s/ Edward Haslam                       By: /s/ Michael J. Dobbs
   ---------------------------------           ---------------------------------
        Edward Haslam                       Printed Name: Michael J. Dobbs
        Chief Financial Officer             Title: President


JOINDER BY PAY SYSTEMS OF AMERICA, INC.

     Pay Systems of America, Inc. joins herein to acknowledge its representations and warranties contained in Section 5 above, but not further of otherwise.

PAY SYSTEMS OF AMERICA, INC.

By: /s/ Michael Dobbs
   ------------------------------
        Michael Dobbs
        President

Exhibit "A"             NON-NEGOTIABLE PROMISSORY NOTE
                        ------------------------------

$1,400,000.00                                               Nashville, Tennessee
                                                                  March 30, 2001

         FOR VALUE RECEIVED, the undersigned PAYROLL COMPANY, INC., a Tennessee corporation (hereinafter "Maker"), promises to pay to CONCORD EFS, INC., a Delaware corporation (hereinafter "Payee"), the principal sum of ONE MILLION FOUR HUNDRED THOUSAND and NO/100 DOLLARS ($1,400,000.00), together with interest thereon from date hereof at rate of six percent (6%) per annum

         The outstanding principal balance hereunder, together with all accrued but unpaid interest, shall be payable as follows:

         On March 30, 2002, the principal amount of $700,000.00, plus accrued but unpaid interest; and

         On March 30, 2003, the principal amount of $700,000.00, plus accrued but unpaid interest.

         Upon default in the payment of any installment of principal or interest due under this Note, upon any default in the Maker's performance of or compliance with the terms, conditions and provisions of that certain Sale and Purchase Agreement of even date herewith between Maker and Payee, or upon any default in the payment of any other indebtedness, liability or obligation now or hereafter owed by the Maker to the Payee hereof, and upon Maker's failure to cure same during the applicable time period set forth therein, if any, then, the entire unpaid principal balance then owed upon this Note, together with all interest then accrued, shall, at the option of the Payee at once become due and payable.

         Both principal and interest shall be payable in lawful money of the United States of America, which shall be legal tender in payment of all debts, public and private, and due at the time of payment. Payments shall be made at the office of Payee or at such other place as the holder hereof may designate in writing.

         The principal and any unpaid installment of interest, as evidenced by this Note, shall bear interest from the date of maturity (whether by demand, acceleration or otherwise) until this Note is paid in full at the maximum rate of interest Payee is permitted by law to contract for and charge.

         In the event any principal or interest due hereunder shall not be paid when due, and such default shall continue for a period of ten (10) days from the date such payment shall have been due and payable (without regard to any cure or grace period), including principal and accrued interest becoming due by reason of acceleration of the entire unpaid balance of the Note, Maker agrees to pay to the Payee a late fee of six cents ($0.06) for each dollar so overdue.

         If this Note is placed in the hands of an attorney for collection by suit, or if collection by suit through the probate court, bankruptcy court, or by any other legal proceedings for its payment or to enforce its collection, Maker will pay all costs of collection and litigation incurred, together with reasonable attorney's fees.

         The principal of this Note may be prepaid in part or full without premium or penalty. All accrued and unpaid interest on the amount of the principal being prepaid shall be payable on the date of any such principal payment.

         The Maker and any endorsers hereof waive protest, demand, presentment, and notice of dishonor, and agree that this Note may be extended, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof, and without notice to it and without affecting its liability thereon.

         This Note shall be construed and enforced in accordance with laws of the State of Tennessee.

         This Note is non-negotiable by the Payee; provided, however, Payee shall be permitted to transfer, endorse and assign this Note to any affiliate or parent of Payee.

                                          PAYROLL COMPANY, INC.
                                          a Tennessee corporation

                                          By:      _____________________________
                                          Printed Name: ________________________
                                          Title:   _____________________________

Exhibit "B"                       GUARANTY OF PAYMENT
                                  -------------------

         FOR VALUE RECEIVED and in consideration of advances made or to be made, or credit given or to be given, or other financial accommodations from time to time afforded or to be afforded to PAYROLL COMPANY, INC., a Tennessee corporation (hereinafter called "Debtor"), by CONCORD EFS, INC., a Delaware corporation, or its successors and assigns (all of which are hereinafter collectively called "Creditor"), the undersigned hereby, jointly and severally, guarantee the full and prompt payment to Creditor at maturity and at all times thereafter of that certain Non-Negotiable Promissory Note dated on or about March 30, 2001, in the original principal amount of $1,400,000.00, together with interest, late fees and costs provided therein; and the undersigned further agree(s) to pay all expenses, legal and/or otherwise (including court costs and attorney's fees) paid or incurred by Creditor in endeavoring to collect such indebtedness, obligations and liabilities, or any part thereof, and in enforcing this guaranty. When the aforementioned obligations are paid in full, this Guaranty of Payment shall expire and the holder and owner hereof shall deliver the original hereof to the undersigned.

         In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against said Debtor, all of said indebtedness, obligations and liabilities then existing shall, at the option of Creditor, immediately become due or accrued and payable from the undersigned.

         All dividends or other payments received from the Debtor, or on account of the debt from whatsoever source, shall be taken and applied as payment in gross, and this guaranty shall apply at the option of Creditor to and secure any ultimate balance that shall remain owing to Creditor.

         Any payments made by the undersigned on the indebtedness of the Debtor and resulting in the undersigned having a claim against the Debtor, shall be subordinate to any and all then existing indebtedness owed Creditor by the Debtor and also to such subsequent loans or advances which, at the option of Creditor, may be made.

         This guaranty shall be a continuing absolute and unconditional guaranty, subject to the limitation hereinabove set forth, and shall remain in full force and effect until written notice of its discontinuance shall be actually received by Creditor, and also until any and all said indebtedness, obligations and liabilities existing before receipt of such notice shall be fully paid.

         The liability hereunder shall in no wise be affected or impaired by (and Creditor is hereby expressly authorized to make from time to time, without notice to anyone), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of said indebtedness, obligations and liabilities, either express or implied, or of any contract or contracts evidencing any thereof, or of any security or collateral therefor. The liability hereunder shall in no wise be affected or impaired by any acceptance by Creditor of any security for or other guarantors upon any of said indebtedness, obligations or liabilities, or by any failure, neglect or omission on the part of Creditor to realize upon or protect any of said indebtedness, obligations or liabilities, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of said Debtor, possessed by Creditor, toward the liquidation of said indebtedness, obligations or liabilities, or by any application of payments or credits thereon. Creditor shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said indebtedness, obligations and liabilities, or any part of them. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Creditor at any time to first resort to, make demand on, file claim against, or exhaust its remedies against the Debtor, or other persons or corporations, their properties or estates, or to resort to and exhaust its remedies against any collateral, security, property, liens or other rights whatsoever. It is expressly agreed that the Creditor may at any time make demand for payment or payments on, or bring suit against, the undersigned guarantors, jointly or severally, or any one or more of the undersigned, less than all, without impairing the rights of the Creditor against the others of the undersigned; and that the Creditor may compound with any one or more of the undersigned for such sums as it may see fit and release such of the undersigned from all further liability to the Creditor for such indebtedness without impairing the right of the Creditor to demand and collect the balance of such indebtedness from others of the undersigned not so released.

         All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, of dishonor and of default and of nonpayment and of the creation and existence of any and all of said indebtedness, obligations and liabilities, and of any security and collateral therefor, and of the acceptance of this guaranty, and of any and all extensions of credit and indulgence hereunder, are hereby expressly waived.

         The granting of credit from time to time by Creditor to said Debtor in excess of the amount to which the right of recovery under this guaranty is limited and without notice to the undersigned, is hereby also authorized and shall in no way affect or impair this guaranty.

         All paper discounted for said Debtor and all loans made to said Debtor, when paid, shall be deemed to have been paid by said Debtor, unless express notice in writing is given to said Creditor at the time by the undersigned that it has been paid by them.

         No act of commission or omission of any kind, or at any time, upon the part of said Creditor in respect to any matter whatsoever, shall in any way affect or impair this guaranty.

         Creditor may, without any notice whatsoever to anyone, sell, assign, or transfer all of said indebtedness, obligations and liabilities or any part thereof, and in that event each and every immediate and successive assignee, transferee, or holder of all or any part of said indebtedness, obligations and liabilities, shall have the right to enforce this guaranty, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits; but Creditor shall have an unimpaired right, prior and superior to that of any said assignee, transferee or holder, to enforce this guaranty for the benefit of Creditor, as to so much of said indebtedness, obligations and liabilities that it has not sold, assigned or transferred.

         Notice to the undersigned guarantors of the acceptance of this guaranty and of the making or renewing of any loan or paper is hereby expressed waived by the undersigned. All rights, defenses and benefits conferred by any statute of limitations to the undersigned affecting the enforcement hereof are expressly waived and it is expressly agreed that any action may be maintained to enforce this guaranty at any time.

         No release of any one or more of the guarantors of the indebtedness, obligations and liabilities guaranteed hereby shall release any of the other guarantors of said indebtedness, obligations and liabilities, unless and until all of said indebtedness, obligations, and liabilities shall have been fully paid and discharged.

         This guaranty shall be construed according to the law of the State of Tennessee, in which State it shall be performed by the undersigned. This guaranty and every part thereof, shall be binding upon the undersigned, jointly and severally, and upon the heirs, legal representatives, successors and assigns of all the undersigned, and each of them, respectively.

         After having carefully read this instrument the same was signed, sealed and delivered by the undersigned, this 30th day of March, 2001, and was thereafter received by Creditor in Nashville, Tennessee.


                                       _______________________________________
                                                 Douglas C. Altenbern